SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 25, 2010

ENTECH  SOLAR, INC.
(Exact Name of Registrant as specified in charter)

Delaware	0-16936	33-0123045

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas	76177
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   817/ 224-3600

                                            N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS.

Sandra J. Martin resigned on February 25, 2010 from her positions as Chief Financial Officer and Chief Accounting Officer of Entech Solar, Inc. (the “Company”), effective April 23, 2010.  At this time, the Company anticipates hiring an acting Chief Financial Officer on or before April 23, 2010, with the acting Chief Financial Officer to fill the position until such time as the position is filled on a permanent basis.  In connection with Ms. Martin’s resignation, David Gelbaum, the Company’s Chief Executive Officer, noted among other things that, “Entech Solar has been fortunate to have had a CFO like Sandy Martin”, and he described her as a “true professional”.”

ITEM 9.01   Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description of Exhibit

99.1	Entech Solar, Inc. press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.

By:	/s/ David Gelbaum
Chief Executive Officer

Dated: March 2, 2010

Exhibits.

Exhibit Number	Description of Exhibit

99.1	Entech Solar, Inc. press release.